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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON D.C. 20549

                               ---------------


                                  FORM 8-K


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

                         MAY 23, 1996 (MAY 13, 1996)
              Date of Report (Date of earliest event reported)


                           SOFTWARE SPECTRUM, INC.
           (Exact name of registrant as specified in its charter)


       TEXAS                     0-19349                75-1878002
       (State or other           (Commission            (IRS Employer
       jurisdiction of           File Number)           Identification No.)
       incorporation)


                               2140 MERRITT DRIVE
                              GARLAND, TEXAS 75041
          (Address of principal executive offices, including zip code)


                                 (214)840-6600
              (Registrant's telephone number, including area code)


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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS

         On May 13, 1996, the registrant, Software Spectrum, Inc. (the "Company"), completed a previously announced purchase of certain operating assets of Egghead Inc.'s ("Egghead") corporate, government and educational ("CGE") products division for total consideration of $45 million pursuant to an Asset Purchase Agreement (the "Purchase Agreement") with Egghead and DJ&J Software Corporation, a wholly-owned subsidiary of Egghead. The consideration paid was determined on the basis of arm's-length negotiations between the parties.

         Under the Purchase Agreement, the Company acquired substantially all the assets of Egghead's CGE division, except that Egghead retained all existing inventory, accounts receivable and liabilities of the CGE division. The Company has agreed to collect the accounts receivable on Egghead's behalf and, after a 150-day collection period, will purchase the remaining receivables at either a negotiated or an appraised price. In order to facilitate the transition of the CGE business to the Company, Egghead agreed to provide order fulfillment services and certain other transitional services for the CGE business for up to 120 days following the closing. In connection with the acquisition, the Company has leased Egghead's call center facility in Liberty Lake, Washington for a three-year period, subject to renewal, and has hired certain employees of the CGE division. Also as part of the acquisition, the Company acquired certain of the furniture, computer hardware and equipment that was being used by Egghead's CGE division in support of such division's operations.

         The acquisition is being financed through (i) a term loan in the amount of $30 million from Texas Commerce Bank National Association, as agent, and certain other banks, and (ii) the Company's existing cash and investments. The term loan is secured by (i) liens on accounts receivable, inventory and all instruments, documents, chattel paper and general intangibles related to such accounts receivable and inventory, and (ii) the pledge of all of its shares in its domestic subsidiary and 66 2/3% of its shares in its foreign subsidiaries. This financing arrangement also includes a $60 million revolving credit facility.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
                 AND EXHIBITS

                 Financial Statements

                 It is impracticable to file the financial statements required by Item 7(a). Such financial statements will be filed by amendment to this Report on Form 8-K as soon as practicable.

                 Pro Forma Financial Information

                 It is impracticable to file the pro forma financial information required by Item 7(b). Such pro forma financial information will be filed by amendment to this Report on Form 8-K as soon as practicable.





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                 Exhibits

                 2.1      (i)*    Asset Purchase Agreement dated as of March
                                  23, 1996 by and among Software Spectrum,
                                  Inc., Egghead, Inc. and DJ&J Software
                                  Corporation, with exhibits (except for
                                  Exhibit 4.8 - Largest 200 Customers and the schedules).

                          (ii)* Index of Exhibits and Schedules to Asset Purchase Agreement.

                          (iii)** First Amendment to Asset Purchase Agreement
                                  dated March 23, 1996 by and among Software
                                  Spectrum, Inc., Egghead, Inc. and DJ&J
                                  Software Corporation entered into on May 13,
                                  1996.

                 99.1*            Press Release issued by Company on March 25,
                                  1996.

                 99.2**           Press Release issued by Company on May 13,
                                  1996.

                 99.3** Credit Agreement dated as of May 3, 1996, among Software Spectrum, Inc., certain banks and Texas Commerce Bank National Association, as Agent (including exhibits).

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*        Incorporated herein by reference to the Company's Current Report
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 8-K, dated March 26, 1996
**       Filed herewith


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SOFTWARE SPECTRUM, INC


Dated:  May 23, 1996                         By:  /s/ Deborah A. Nugent
                                                  -----------------------------
                                                  Deborah A. Nugent
                                                  Vice President of Finance
                                                  (Principal Financial and
                                                  Accounting Officer)





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                 INDEX TO EXHIBITS

EXHIBIT
NUMBER                           DESCRIPTION
- ------                           -----------
2.1         (i)*    Asset Purchase Agreement, dated as of March 23, 1996, by
                    and among Software Spectrum, Inc., Egghead, Inc. and DJ&J
                    Software Corporation, with exhibits (except for Exhibit 4.8
                    - Largest 200 Customers and the schedules).

            (ii)*   Index of Exhibits and Schedules to Asset Purchase Agreement.

            (iii)** First Amendment to Asset Purchase Agreement dated March 23,
                    1996 by and among Software Spectrum, Inc., Egghead, Inc.
                    and DJ&J Software Corporation entered into on May 13, 1996.

99.1*               Press Release issued by the Company on March 25, 1996.

99.2**              Press Release issued by the Company on May 13, 1996.

99.3**              Credit Agreement dated as of May 3, 1996, among Software
                    Spectrum, Inc., certain banks and Texas Commerce Bank
                    National Association, as Agent (including exhibits).

________________
* Incorporated herein by reference to the Company's Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 8-K, dated March 26, 1996
**       Filed herewith





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